NEWS RELEASE

              August 3, 2011

OTC: QB WSHE

         For Immediate Release

E-DEBIT GLOBAL CORPORATION COMMENCES

REVIEW OF THE MOBILE PAYMENTS MARKETPLACE

Calgary, Alberta – In conjunction with European and South African mobile Telco software and infrastructure provider IN-CORP SA’s  Canadian subsidiary MapleTel.com (“MapleTel’) E-Debit Global Corporation (“E-Debit”) commenced  today its review of the mobile payments marketplace with Capital Six Limited (“Capital Six”) its joint venture with ebackup Inc. (“ebackup”).

Overview

“We are commencing our review of our opportunities related to the mobile payments marketplace, particularly in the Canadian business space.” E-Debit Chief Executive Doug Mac Donald said in a joint statement with ebackup Inc. President Rowland Perkins.

“We believe experience gained through the Canadian introduction and roll out of EMV (the payment and security standard for interoperation used for authenticating credit and debit card payments at chip enabled terminals developed for payment systems by Europay, MasterCard and Visa and introduced by the Interac Network) combined with MapleTel’s international Telco infrastructure and software expertise holds great opportunity for virtual terminal development which allows transactions processing using any mobile phone, tablet or any type of device with an Internet connection.” they added.

“I am looking forward to working with E-Debit and ebackup in bringing a mobile payments solution to the Canadian marketplace which today is virtually nonexistent due to dealing with the complex nature of EMV and PIN verification” stated John Kok, President of MapleTel.

“Combining E-Debits “processing Switch”, ebackup’s  “Cloud” based PCI compliant data centre, technical and back up support and our Telco and software experience, the potential for success within the Canadian e-commerce business segment is very significant.”  Mr. Kok stated.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED

: Common – 92,324,344

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: Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTC:QB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Telephone: 1 (403) 473-8795

edebitglobal.com website

About Ebackup Inc.

ebackup Inc. is one of Western Canada’s largest “Cloud” based PCI compliant data centers and backup service providers, supplying simple, robust, cost effective and secure data asset protection through automated solutions that are fully scalable to its customer’s needs.  Ebackup provides single source comprehensive automated and offsite data backup processes, protecting critical data for the full spectrum of business operations.  Ebackup enables businesses, from one-person operations, to medium sized corporations to concentrate on their core business and to allow their valuable human resources to concentrate and compete effectively in today’s marketplace while ebackup manages their technological requirements.

Financial Profile:

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PRIVATELY HELD ALBERTA CORPORATION

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Headquartered at 35 McTavish Place NE, Calgary, Alberta, Canada T2E 7J7

Ebackup Inc.

Telephone:

(403) 259-3620

ebackupinc.com website